UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 19, 2004

(date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8100 Mitchell Road

Eden Prairie, Minnesota 55344-2248

(Address of Principal Executive Offices)

(952) 937-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On August 19, 2004, the Board of Directors of C.H. Robinson Worldwide, Inc. (the “Company”) elected a new director, Rebecca Koenig Roloff. Roloff, 50, is a senior vice president at American Express Financial Advisors. Roloff has been with American Express Financial Advisors since 1988, serving as an executive in several field management and operations roles. Roloff will serve on the compensation committee of the Company’s Board of Directors. A press release, dated August 25, 2004, announcing Roloff’s election to the Company’s Board of Directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibit is being filed with this report:

99.1	Press Release, dated August 25, 2004, of C.H. Robinson Worldwide, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Chad Lindbloom
Chad Lindbloom Chief Financial Officer

Date: August 25, 2004

EXHIBIT INDEX

99.1	Press Release, dated August 25, 2004, of C.H. Robinson Worldwide, Inc.